SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 6, 2007

GEORESOURCES, INC.

(Exact name of registrant as specified in its charter)

COLORADO	0-8041	84-0505444

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

110 Cypress Station Drive, Suite 220

Houston, Texas 77090

(Address of principal executive offices) (Zip Code)

(281) 537-9920

Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ___Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ___Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ___Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ___Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 – Changes in Registrant’s Certifying Accountant

Section 9.01 – Financial Statements and Exhibits

Signature
Exhibit Index

EX-16.1 - Letter from Richey May & Co., LLP

SECTION 4– MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)

Dismissal of Accountant. Richey May & Co., LLP (“Richey May”) was previously the independent registered public accounting firm for GeoResources, Inc. and subsidiary (the “Company”). On July 6, 2007, Richey May was dismissed as the Company’s independent registered public accounting firm. The decision to change accountants was made by the Audit Committee of the Board of Directors of the Company and was made to further consolidate the Company’s accounting and accounting functions in Houston, Texas.

The audit reports of Richey May on the consolidated financial statements of the Company as of and for the years ended December 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the two fiscal years ended December 31, 2006 and 2005, and the subsequent interim period through March 31, 2007, there was not: (1) a “disagreement” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-B) with Richey May on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused Richey May to make reference in connection with its opinion to the subject matter of the disagreement, or (2) a “reportable event” (included in Item 304(a)(1)(iv) of Regulation S-B and its related instructions).

The Company has provided Richey May with a copy of the foregoing disclosure and has requested that Richey May furnish the Company with a letter, addressed to the Securities and Exchange Commission, stating whether or not Richey May agrees with the statements made herein, and, if not, stating the respects in which it does not agree. A copy of the letter from Richey May, dated July 10, 2007, is attached to this Form 8-K as Exhibit 16.1.

(b)

Engagement of a New Accountant.  Effective July 10, 2007 the Company engaged Grant Thornton LLP (“Grant Thornton”) as its independent registered public accounting firm.  The decision to engage Grant Thornton was made by the Audit Committee of the Board of Directors of the Company.

During the two fiscal years ended December 31, 2006, and through the date of the engagement of Grant Thornton as the independent registered public accounting firm of the Company, neither the Company nor anyone on its behalf has consulted with Grant Thornton on any matter that (i) involved the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the consolidated financial statements of the Company, in each case where a written report was provided or oral advice was provided that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) was either the subject of a “disagreement,” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B), or a “reportable event” (included in Item 304(a)(1)(iv) of Regulation S-B).

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)

Financial Statements of businesses acquired:

Not applicable.

(b)

Pro Forma financial information:

Not applicable.

 (c) Exhibits:

Exhibit No.	Description
16.1	Letter, dated July 10, 2007 from Richey May & Co., LLP to the Securities and Exchange Commission, regarding change in independent registered public accounting firm of GeoResources, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORESOURCES, INC.

/s/ Frank A. Lodzinski

By: Frank A. Lodzinski, President

Date: July 10, 2007

Exhibit Index

Exhibit No.	Description
16.1	Letter, dated July 10, 2007 from Richey May & Co., LLP to the Securities and Exchange Commission, regarding change in independent registered public accounting firm of GeoResources, Inc.

EXHIBIT 16.1

RICHEY

MAY & CO

July 10, 2007

Securities and Exchange Commission

Washington, D.C. 20549

Ladies and Gentlemen:

We were previously the registered independent accounting firm for GeoResources, Inc. and its subsidiary (the “Company”) and, under the date of April 2, 2007, we reported on the consolidated financial statements of the Company as of and for the years ended December 31, 2006 and 2005.  On July 6, 2007, we were dismissed by the Company.  We have read the statements of the Company included under Item 4.01 of its Form 8-K filed July 10, 2007, and we agree with such statements, except that we are not in a position to agree or disagree with the Company’s statement that our dismissal was approved by the audit committee of the board of directors of the Company and we are not in a position to agree or disagree with the Company’s statements contained in section (b) of Item 4.01 in the Form 8-K.

Very truly yours,

/s/ Richey, May & Co.

Richey May & Co., LLP

Englewood, Colorado

RICHEY, MAY & CO., LLP – CERTIFIED PUPLIC ACCOUNTANTS AND MANAGEMENT CONSULTANTS

9605 S. KINGSTON CT. – SUITE 200 – ENGLEWOOD, COLORADO 80112 – 303/721-6131 – FAX:  303/721-6232